UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China	518000
(Address of principal executive offices)	(Zip Code)

+(86) 755 86961 405

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Addentax Group Corp. (the “Company”) held on January 30, 2026, the Company’s stockholders voted on the matters described below.

(1) The Company’s stockholders elected five directors, each to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. The number of shares that (a) voted for the election of each director and (b) withheld authority to vote for each director is summarized in the table below:

Director Nominee	Votes For	Votes Withheld
Hong Zhida	2,684,955	36,872
Hong Zhiwang	2,684,956	36,871
Li Weilin	2,685,571	36,256
Alex P. Hamilton	2,675,584	46,243
Xiao Jiangping	2,684,943	36,884

There were 2,746,434 broker non-votes with respect to the election of each director. Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

(2) The Company’s stockholders authorized the board of directors of the Company to amend the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s issued shares of common stock at a ratio of not less than one-for-two and not more than one-for-two hundred fifty, with the exact ratio to be set within this range by the board of directors of the Company in its sole discretion (the “Reverse Stock Split”). The number of shares that (a) voted for the Reverse Stock Split, (b) voted against the Reverse Stock Split, and (c) abstained from voting on the Reverse Stock Split is summarized in the table below:

Votes For	Votes Against	Votes Abstain
5,206,861	260,790	610

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: February 3, 2026	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer